Cash and cash equivalents	12 Months Ended
Mar. 31, 2020
Cash and cash equivalents
Cash and cash equivalents

 19.  Cash and cash equivalents

The majority of the Group’s cash is held in bank deposits or money market funds which have a maturity of three months or less to enable us to meet our short-term liquidity requirements.

Accounting policies

Cash and cash equivalents comprise cash in hand and call deposits, and other short-term highly liquid investments that are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in value. Assets in money market funds, whose contractual cash flows do not represent solely payments of interest and principal, are measured at fair value with gains and losses arising from changes in fair value included in net profit or loss for the period. All other cash and cash equivalents are measured at amortised cost.

	2020	2019
	€m	€m
Cash at bank and in hand	1,947	2,434
Repurchase agreements and bank deposits	2,202	2,196
Money market funds[1]	9,135	9,007
Cash and cash equivalents as presented in the statement of financial position	13,284	13,637
Bank overdrafts	(269)	(32)
Cash and cash equivalents held for sale	273	—
Cash and cash equivalents as presented in the statement of cash flows	13,288	13,605

Note:

1	Items are measured at fair value and the valuation basis is level 1 classification, which comprises financial instruments where fair value is determined by unadjusted quoted prices in active markets.

The carrying amount of balances at amortised cost approximates their fair value.

Cash and cash equivalents of €1,460 million (2019: €1,381 million) are held in countries with restrictions on remittances but where the balances could be used to repay subsidiaries’ third party liabilities.